                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
     2/25/98

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
     (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                       no

          Initial ADCB                                                                                  273,826,503.00
                                                                                   ADCB of
                                     ADCB of                                     Cumulative               Cumulative
                                   Cumulative              Cumulative        Defaulted Contracts           Net Loss
                               Defaulted Contracts         Recoveries         net of Recoveries             Ratio
                               -------------------         ----------         -----------------             -----
           2 months prior                0.00                      0.00                    0.00             0.00%
           1 month prior           303,874.78                      0.00              303,874.78             0.11%
           Current                 609,386.47                151,558.41              457,828.06             0.17%
                                   ----------                ----------              ----------
           Average                 304,420.42                 50,519.47              253,900.95             0.09%

           Annualized maximum Cumulative Net Loss Ratio                                                     1.00%
           Average Cumulative Net Loss Ratio                                                                0.09%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become
     Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the
     Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the
     Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                   no

C) An Event of Default has occurred and is continuing (yes/no)                                                no

     (a)  failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)           no

     (b)  failure to pay the then outstanding principal amount of any Note, if any, on its                    no
          related Maturity Date (yes/no)


Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                              no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
     2/25/98

Obligor Event Trigger Determination
-----------------------------------


     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                         yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
        as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                     no

     The Obligor Event has been cured (yes, if any of following is yes/no, if each of following is
     no / n/a if not applicable)                                                                                            n/a
        a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                   n/a
        b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries
            are expected                                                                                                    n/a
        c)  a Successor Servicer has been appointed                                                                         n/a


An Obligor Event has occurred and is continuing                                                                             n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                     273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                           0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                               0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)           no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                           0.00%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                        no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                        n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
-------------------------------------------------------------------------------------------

          (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities           0.00%
                exceeds 1.13% of the ADCB of the Contract Pool                                                               no

          (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88%            2.28%
                of the ADCB of the Contract Pool                                                                             no

          (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured          4.55%
                by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool                      no

          (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured            20.90%
                by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                     no

          (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of            19.82%
                such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                             no

          (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United           14.54%
                States exceeds 17.73% of the ADCB of the Contract Pool                                                       no


Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Accounts
        2/25/1998

                                                                                          Collection        Reserve
                                                                                            Account           Fund
                                                                                         -------------    ------------
Beginning Account Balance                                                                         0.00    2,738,265.00
Investment Earnings                                                                          48,319.75       11,704.90

Collection Account
------------------
Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads     7,664,319.92
Add: Prepayment Amounts                                                                   2,338,000.75
Add: Recoveries                                                                             151,558.41
Add: Investment Earnings                                                                     48,319.75       11,704.90
Add: Late Charges                                                                             5,301.40
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                       18,841.94

Available Amounts                                                                        10,226,342.17    2,749,969.90
-----------------

Payments on Distribution Date
-----------------------------
    (A)**   Indenture Trustee Fees (first in funds allocation during a Restricting                0.00
            Event or an Event of Default)

    (A)     Unreimbursed Servicer Advances                                                        0.00

    (B)     Monthly Servicing Fee, due and accrued, including any amounts unpaid             93,021.27

    (C)     Class A-1 Notes interest, due and accrued, including any amounts unpaid          60,211.39

    (D)     Class A-2 Notes interest, due and accrued, including any amounts unpaid       1,020,688.29

    (E)     Class B Notes interest, due and accrued, including any amounts unpaid            44,496.81

    (F)     Class C Notes interest, due and accrued, including any amounts unpaid            30,486.02

    (G)     Class D Notes interest, due and accrued, including any amounts unpaid            34,821.60

    (H)     The Class A-1 Principal Payment Amount                                        8,942,616.80

    (I)     The Class A-2 Principal Payment Amount                                                0.00

    (J)     The Class B Principal Payment Amount                                                  0.00

    (K)     The Class C Principal Payment Amount                                                  0.00

    (L)     The Class D Principal Payment Amount                                                  0.00

    (M)     Amounts required to meet the Reserve Fund Amount                                      0.00            0.00

    (B)*    Monthly Servicing Fee, due and accrued, including any amounts unpaid                  0.00
            (applicable only if an Obligor Event has occurred and is continuing)

    (N)     Any excess to Certificateholders                                                      0.00

Distributions to Noteholders and Certificateholders                                      10,226,342.18       11,704.90

Ending balance of accounts                                                                        0.00    2,738,265.00



Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          2/25/1998
          A Restricting Event has occurred and is continuing (yes\no)                                            no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                              0.00


Unreimbursed Servicer Advances
------------------------------
     (i)  Current month Unreimbursed Servicer Advances                                                                0.00
    (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                  0.00
   (iii)  Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                  0.00
    (iv)  Unreimbursed Servicer Advances distributed                                                                  0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                                       0.00



Servicing Fee Schedule
----------------------
     (i)  Servicing Fee Percentage                                                                                    0.50%
    (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                  223,251,036.49
   (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                93,021.27
    (iv)  Servicing Fee accrued but not paid in prior periods                                                         0.00
     (v)  Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                    93,021.27
    (vi)  Monthly Servicing Fee distributed                                                                      93,021.27
           Servicing Fee accrued but not paid                                                                         0.00

Class A-1 Interest Schedule
---------------------------
          Opening Class A-1 principal balance                                                                12,604,214.96
     (i)  Class A-1 Interest Rate                                                                                   5.7325%
    (ii)  Number of days in Accrual Period                                                                               30
          Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                     0.4777%
          Current Class A-1 interest due                                                                         60,211.39
          Prior Class A-1 interest arrearage                                                                          0.00
          Current Period Interest Shortfall                                                                           0.00

          Class A-1 interest distribution                                                                        60,211.39


Class A-2 Interest Schedule
---------------------------
          Opening Class A-2 principal balance                                                               191,678,552.00
          Class A-2 Interest Rate                                                                                   6.3900%
          Class A-2 Interest Rate x 30/360                                                                          0.5325%
          Current Class A-2 interest due                                                                      1,020,688.29
          Prior Class A-2 interest arrearage                                                                          0.00
          Current Period Interest Shortfall                                                                           0.00

          Class A-2 interest distribution                                                                     1,020,688.29


Class B Interest Schedule
-------------------------
          Opening Class B principal balance                                                                   8,214,795.00
          Class B Interest Rate                                                                                     6.5000%
          Class B Interest Rate x 30/360                                                                            0.5417%
          Current Class B interest due                                                                           44,496.81
          Prior Class B interest arrearage                                                                            0.00
          Current Period Interest Shortfall                                                                           0.00

          Class B interest distribution                                                                          44,496.81


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          2/25/1998

Class C Interest Schedule

          Opening Class C principal balance                                                                            5,476,530.00
          Class C Interest Rate                                                                                              6.6800%
          Class C Interest Rate x 30/360                                                                                     0.5567%
          Current Class C interest due                                                                                    30,486.02
          Prior Class C interest arrearage                                                                                     0.00
          Current Period Interest Shortfall                                                                                    0.00

          Class C interest distribution                                                                                   30,486.02


Class D Interest Schedule

          Opening Class D principal balance                                                                            5,476,530.00
          Class D  Interest Rate                                                                                             7.6300%
          Class D Interest Rate x 30/360                                                                                     0.6358%
          Current Class D interest due                                                                                    34,821.60
          Prior Class D interest arrearage                                                                                     0.00
          Current Period Interest Shortfall                                                                                    0.00

          Class D interest distribution                                                                                   34,821.60

Class A-1 Principal Schedule
          Class A-1 Maturity Date                                                                                          9/25/1998
     (i)  Opening Class A-1 principal balance                                                                         12,604,214.96
    (ii)  ADCB as of last day of second preceding Collection Period                                                  223,251,036.49
   (iii)  ADCB as of last day of immediately preceding Collection Period                                             214,219,022.10
          Expected Class A-1 Payment ( (ii) - (iii) )                                                                  9,032,014.39
    (iv)  Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                  199,585.47
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                               9,231,599.86
          Class A-1 Principal Payment Amount distribution                                                              8,942,616.80
                                   Shortfall                                                                             288,983.06

          Class A-1 Principal Balance after current distribution                                                       3,661,598.16



Class A-2 Principal Schedule

     (i)  Opening Class A-2 principal balance                                                                        191,678,552.00
    (ii)  Applicable Class A-2 Percentage                                                                                     90.91%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 No                          201,614,807.14
    (iv)  Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                        183,286,188.48
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                                   0.00
    (vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                           0.00

          Class A-2 Principal Payment Amount distributed                                                                       0.00
                                   Shortfall                                                                                   0.00

          Class A-2 principal balance after current distribution                                                     191,678,552.00


Class B Principal Schedule

     (i)  Opening Class B principal balance                                                                            8,214,795.00
    (ii)  Applicable Class B Percentage                                                                                        3.90%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 No                          201,614,807.14
    (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                            7,855,122.28
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                                   0.00
    (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                                             0.00

          Class B Principal Payment Amount distributed                                                                         0.00
                                   Shortfall                                                                                   0.00

          Class B principal balance after current distribution                                                         8,214,795.00


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
     2/25/1998

Class C Principal Schedule
--------------------------
     (i)  Opening Class C principal balance                                                                            5,476,530.00
    (ii)  Applicable Class C Percentage                                                                                        2.60%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 No                          201,614,807.14
    (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                                            5,236,748.19
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                                   0.00
    (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                                             0.00

          Class C Principal Payment Amount distributed                                                                         0.00
                                   Shortfall                                                                                   0.00

          Class C principal balance after current distribution                                                         5,476,530.00



Class D Principal Schedule
--------------------------
     (i)  Opening Class D principal balance                                                                            5,476,530.00
    (ii)  Applicable Class D Percentage                                                                                        2.60%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 No                          201,614,807.14
    (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                                            5,236,748.19
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                                   0.00
    (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                                             0.00

          Class D Principal Payment Amount distributed                                                                         0.00
                                   Shortfall                                                                                   0.00

          Class D principal balance after current distribution                                                         5,476,530.00


Reserve Fund Schedule
---------------------
          Prior month Reserve Fund balance                                                                             2,738,265.00
          Initial ADCB                                                                                               273,826,503.00
          Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                          2,738,265.00
                                   (ii) outstanding principal of the Notes)
          Current period draw on Reserve Fund                                                                                  0.00
          Required deposit to Reserve Fund                                                                                     0.00
          Actual deposit to Reserve Fund                                                                                       0.00
          Interest Earned on Reserve Account                                                                              11,704.90
          Deposit to Certificateholder                                                                                    11,704.90
          Ending Reserve Fund balance                                                                                  2,738,265.00

          Ending Reserve Fund balance as a percentage of ADCB                                                                  1.28%


Servicing Fee Schedule
----------------------
          Servicing Fee during an Obligor Event                                                                                0.00
          Servicing Fee paid                                                                                                   0.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
     2/25/1998
                                   CUSIP # 423327AA3
     Class A-1
     ---------
     Class A-1 principal balance                                                                                       3,661,598.16
     Initial Class A-1 principal balance                                                                              62,980,096.00

     Note factor                                                                                                         0.058138974


                                   CUSIP # 423327AB1
     Class A-2
     ---------
     Class A-2 principal balance                                                                                     191,678,552.00
     Initial Class A-2 principal balance                                                                             191,678,552.00

     Note factor                                                                                                         1.000000000


                                   CUSIP # 423327AC9
     Class B
     -------
     Class B principal balance                                                                                         8,214,795.00
     initial Class B principal balance                                                                                 8,214,795.00

     Note factor                                                                                                         1.000000000


                                   CUSIP # 423327AD7
     Class C
     -------
     Class C principal balance                                                                                         5,476,530.00
     Initial Class C principal balance                                                                                 5,476,530.00

     Note factor                                                                                                         1.000000000


     Class D
     -------
     Class D principal balance                                                                                         5,476,530.00
     Initial Class D principal balance                                                                                 5,476,530.00

     Note factor                                                                                                         1.000000000

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
     2/25/1998

ADCB as of the last day of the Collection Period                                                             214,219,022.10

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                           305,511.69
Number of Defaulted Contracts as of the last day of the Collection Period                                                 5
Defaulted Contracts as a percentage of ADCB (annualized)                                                               1.71%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                  0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                  0

DCB of Prepaid Contracts as of the last day of the Collection Period                                           2,249,816.60
Number of Prepaid Contracts as of the last day of the Collection Period                                                  14

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                     0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                     0

DCB of Warranty Contracts as of the last day of the Collection Period                                                  0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                  0

DCB of repurchased Contracts as of the last day of the Collection Period                                               0.00
Number of repurchased Contracts as of the Collection Period                                                               0

DCB of Additional Contracts as of the last day of the Collection Period                                                0.00
Number of Additional Contracts as of the Collection Period                                                                0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                 151,558.41

Delinquencies                                Dollars             Percent
                                             -------             -------
     Current                              210,399,839.88          97.71%
     31-60 days past due                    2,492,543.17           1.16%
     61-90 days past due                    1,452,190.74           0.67%
     Over 90 days past due                    985,772.00           0.46%
                                          --------------         -------
     Total                                215,330,345.79         100.00%

     31+ days past due                      4,930,505.91           2.29%

(i)  DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                                    609,386.47
(ii) Cumulative Recoveries realized on Defaulted Contracts                                                       151,558.41
     Cumulative net losses to date  ( (i) - (ii) )                                                               457,828.06

     ------------------------------------------------------
     Static Information
     Initial ADCB                              273,826,503
     Discount Rate                                  6.9239%
     Class A-1 Initial Principal Amount         62,980,096
     Class A-1 Interest Rate                        5.7325%
     Class A-2 Initial Principal Amount        191,678,552
     Class A-2 Interest Rate                        6.3900%
     Class B Initial Principal Amount            8,214,795
     Class B Interest Rate                          6.5000%
     Class C Initial Principal Amount            5,476,530
     Class C Interest Rate                          6.6800%
     Class D Initial Principal Amount            5,476,530
     Class D Interest Rate                          7.6300%
     Reserve Fund Initial Deposit                2,738,265
     Class A-1 Maturity Date                     9/25/1998
     Classes A-2, B, C, & D Maturity Date        5/25/2005
     Closing Date                                 9/4/1997
     ------------------------------------------------------